                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        C. M. BISHOP, JR.
                                        ______________________________________
                                        C. M. Bishop, Jr.

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        FREDERICK W. BUCKMAN
                                        ______________________________________
                                        Frederick W. Buckman

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        C. TODD CONOVER
                                        ______________________________________
                                        C. Todd Conover

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        RICHARD C. EDGLEY
                                        ______________________________________
                                        Richard C. Edgley

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        A. M. GLEASON
                                        ______________________________________
                                        A. M. Gleason

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        JOHN C. HAMPTON
                                        ______________________________________
                                        John C. Hampton

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        STANLEY K. HATHAWAY
                                        ______________________________________
                                        Stanley K. Hathaway

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        NOLAN E. KARRAS
                                        ______________________________________
                                        Nolan E. Karras

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        KEITH R. MCKENNON
                                        ______________________________________
                                        Keith R. McKennon

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        DON M. WHEELER
                                        ______________________________________
                                        Don M. Wheeler

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        NANCY WILGENBUSCH
                                        ______________________________________
                                        Nancy Wilgenbusch

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        WILLIAM J. GLASGOW
                                        ______________________________________
                                        William J. Glasgow

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        RICHARD T. O'BRIEN
                                        ______________________________________
                                        Richard T. O'Brien

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  May 11, 1994.


                                        DANIEL L. SPALDING
                                        ______________________________________
                                        Daniel L. Spalding

                                                                  Exhibit (24)
                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 150,000 shares of PacifiCorp Common Stock to be granted to directors and officers under the PacifiCorp Non-Employee Directors' Stock Compensation Plan and certain individual compensation agreements and the resale of 50,596 shares of such Common Stock previously issued pursuant to such individual compensation agreements, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  June 2, 1994.


                                        VERL R. TOPHAM
                                        ______________________________________
                                        Verl R. Topham